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                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS

  We hereby consent to the incorporation by reference in the Registration
Statement on Form S-8 (No. 333-     ) of PetroCorp Incorporated of our report
dated March 9, 2001, relating to the audited financial statements, which appear in the company's Annual Report on Form 10-K/A filed with the Commission on March 27, 2001 for the year ended December 31, 2000.


                                          /s/ PRICEWATERHOUSECOOPERS LLP
                                          --------------------------------
                                          PricewaterhouseCoopers LLP

Tulsa, Oklahoma
June 5, 2001